EATON VANCE ASIAN SMALL COMPANIES FUND
EATON VANCE GREATER CHINA GROWTH FUND
EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
Supplement to Prospectuses dated January 1, 2006

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND
EATON VANCE-ATLANTA CAPITAL SMALL-CAP FUND
Supplement to Prospectus dated February 1, 2006

EATON VANCE EQUITY RESEARCH FUND
Supplement to Prospectus dated March 1, 2006

EATON VANCE DIVIDEND INCOME FUND
Supplement to Prospectus dated March 22, 2006

EATON VANCE BALANCED FUND
EATON VANCE LARGE-CAP GROWTH FUND
EATON VANCE LARGE-CAP VALUE FUND
EATON VANCE SMALL-CAP GROWTH FUND
EATON VANCE SMALL-CAP VALUE FUND
EATON VANCE SPECIAL EQUITIES FUND
EATON VANCE UTILITIES FUND
EATON VANCE EMERGING MARKETS FUND
Supplement to Prospectuses dated May 1, 2006

EATON VANCE INTERNATIONAL EQUITY FUND
Supplement to Prospectus dated May 30, 2006

EATON VANCE STRUCTURED EMERGING MARKETS FUND Supplement to Prospectus dated June 30, 2006

EATON VANCE GREATER INDIA FUND Supplement to Prospectus dated July 7, 2006

1. All purchases of Class A shares of $1 million or more made on or after September 15, 2006, will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. In connection with such purchases, the principal underwriter will pay the investment dealer a sales commission equal to 1.00% of the purchase amount.

The following replaces the last row of the sales charge table and the related footnote in “Class A Front-End Sales Charge” under “Sales Charges ”:

	Sales Charge*	Sales Charge*	Dealer Commission
	as Percentage of	as Percentage of Net	as a Percentage of
Amount of Purchase	Offering Price	Amount Invested	Offering Price

$1,000,000 or more	0.00**	0.00**	1.00%

** No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

2. The two paragraphs under the sales charge table in “Class A Front-End Sales Charge” under “Sales Charges ” are deleted in their entirety.

3. The following replaces the second and third sentences in “Contingent Deferred Sales Charge” under “Sales Charges”:

Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.

4. The following change applies to Eaton Vance Small-Cap Value Fund only:

Effective September 30, 2006, the following replaces the second paragraph under "Small-Cap Value Fund" under "Management and Organization":

Small-Cap Value Fund is managed by a team of three portfolio managers from Fox led by Gregory R. Greene. Mr. Greene has served as portfolio manager since March 1, 2006. Mr. Greene is a Managing Director of Fox, manages other Fox investment portfolios and has been employed by Fox for more than five years. The other members of their investment team are J. Bradley Ohlmuller and Robert J. Milmore. Mr. Ohlmuller is a Principal of Fox and member of the firm’s Investment Committee. Prior to 2004, he was a Vice President and research analyst at Goldman Sachs & Co., where he co-covered the healthcare facilities sector, and was an analyst at Morgan Stanley from 1997-2001. Mr. Milmore is an Assistant Vice President of Fox and a member of its Research Group since December 2005. Mr. Milmore was formerly a Manager of International Treasury at Cendant Corporation from September 2001 to November 2005.

September 13, 2006	COMBPROSPS